                                                                   EXHIBIT 10.43

SOURCE OF TITLE:  Deed Book 1997, Page 10454
---------------

PREPARED BY:
CHARLES E. MOORE
P.O. BOX 951
MILLEDGEVILLE, GA 31061

                             REAL ESTATE MORTGAGE
                                  (LEASEHOLD)
             ____________________________________________________

STATE OF ALABAMA
COUNTY OF TUSCALOOSA


  THIS INDENTURE, made and entered into this _______ day of March, 2001, between JAMESON ALABAMA, INC., 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346, hereinafter called "Borrower", whether singular or plural, and EMPIRE FINANCIAL SERVICES, INC., 121 Executive Parkway, Milledgeville, Georgia 31061, hereinafter called "Lender":

                                      I.

  WITNESSETH; That for and in consideration of the sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS evidenced by one certain promissory note of even date herewith payable to the order of Lender, receipt of said consideration being hereby acknowledged, and in order to secure the indebtedness and other obligations of Borrower hereinafter set forth, the Borrower does hereby bargain, sell, grant, and convey unto the Lender, its successors and assigns all of Borrower's right, title, interest, and possessory estate in an to the property described on "Exhibit A" hereto acquired pursuant to that certain lease and pursuant to any amendments or renewals thereof, which lease is also identified on "Exhibit A" (hereinafter "the Leasehold Interest" and "the Lease") together with any after-acquired right, title, and interest in the fee or other superior estate.

  There is also hereby conveyed: All buildings, structures and improvements of every kind and nature whatsoever now or hereafter situated on the above described lands (or that may hereafter be erected thereon); all rights and powers, easements, hereditaments and appurtenances in any way belonging, relating, or appertaining thereto; all right, title and interest of Borrower in all fixtures now or hereafter attached to said lands as well as any additions, improvements, replacements, substitutions, or proceeds from the sale of same; all income, rents, issues, profits and revenues of the Property from time to time accruing (including without limitation all payments under leases or tenancies, proceeds of insurance, condemnation payments, tenant security deposits whether held by Borrower or in a trust account, and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Borrower, in and to the same; reserving only the right to Borrower to collect the same so long as Borrower is not in default hereunder; all such property of every kind and description hereinabove granted and conveyed to be hereafter collectively identified as "the Property".

  Borrower also assigns and conveys to Lender any right, privilege or option to extend or renew the Lease as well as Borrower's right of first refusal or option to purchase the fee, if any.

  TO HAVE AND TO HOLD the Property unto the said Lender, its successors and assigns, forever. Upon condition, however, that if the Borrower shall well and truly pay and discharge the indebtedness hereby secured as it shall become due and payable and shall in all things do and perform all acts and agreements by Borrower herein agreed to be done according to the tenor and effect hereof, then and in that event only, this conveyance shall be and become null and void.


                                      II.

  Borrower covenants: that Borrower is lawfully seized and possessed of the Lease and the Leasehold Interest; that Borrower has good right to convey same; that the same is free from all encumbrances except such permitted matters as are listed on Exhibit "B" hereto; and Borrower warrants and will defend the title thereto, and every part thereof, against the claims of all persons whomsoever. Should it ever appear that good and marketable leasehold title to any part of the Property, free of all liens and unpermitted encumbrances, did not become vested in Lender by virtue of this Instrument, then all debts secured hereby shall become due and collectible at once, without notice, at Lender's option.


                                     III.

  THIS INSTRUMENT is intended to operate and is to be construed as a mortgage passing title to the Lease, the Leasehold Interest and any after - acquired interest in the Property to Lender and is made under those provisions of the existing laws of the State of Alabama relating to leasehold mortgages and is given to secure the payment of the following described indebtedness (hereinafter referred to collectively as the "Indebtedness"):

     (a) The debt evidenced by that certain promissory note (hereinafter referred to as the "Note") dated March ______, 2001, made by Borrower to the order of Lender in the principal face amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00), with the final payment being due on or before March 1, 2007; together with any and all renewals, modifications, consolidations, replacements and extensions of the indebtedness evidenced by the Note;

     (b) All interest on the principal amount of all such debt (including interest that, but for the filing of a petition in bankruptcy, would accrue on any such principal);

     (c) Any and all additional advances made by Lender to protect or preserve the Property, the Leasehold Interest, the Lease, or the security interest created hereby in the Property, the Leasehold Interest and the Lease, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Borrower's obligations hereunder or for any other purpose provided herein (whether or not the original Borrower is a lessee or owner of the Property at the time of such advances);

     (d) Any and all other indebtedness now owing or which may hereafter be owing by Borrower to Lender, now existing or hereafter coming into existence, however and whenever incurred or evidenced, whether expressed or implied, direct or indirect, absolute or contingent, or due or to become due,

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and all renewals, modifications, consolidations replacements and extensions thereof; and

     (e) Any and all costs, expenses, and attorneys' fees which Lender, its successors or assigns, may incur in the collection of all or any portion of said indebtedness.


                                      IV.

  To further secure said indebtedness, Borrower covenants to procure, and to maintain in full force and effect, for the benefit of Lender, its successors and assigns, the following types of insurance, in companies acceptable to Lender:
(a) "All-risk" hazard insurance in an amount not less than 100% of the full replacement cost of the Property improvements, without deduction for depreciation; provided, however, that hazard insurance with respect to improvements under construction shall be in the form of "all-risk" builder's risk insurance satisfactory to Lender; (b) rent insurance against loss of income arising from hazards against which the Property is otherwise required to be insured, in an amount not less than 100% of one year's gross rental income from the Property; (c) such other insurance on the Property or any replacements or substitutions therefor, in such amounts as may from time to time be required by Lender against other insurable casualties which at the time are commonly insured against in the case of properties of similar character and location, due regard being given to the height and type of the improvements, their construction, location, use and occupancy, or any replacements or substitutions therefor; (d) and public liability insurance covering all liabilities incident to the construction, ownership, possession and operation of the Property and naming Lender as an additional insured thereunder.

  Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant hereto, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Lender, instead of to Borrower and Lender jointly. In the event any insurance company fails to disburse directly and solely to Lender but disburses instead either solely to Borrower or to Borrower and Lender jointly, Borrower agrees immediately to endorse and transfer such proceeds to Lender. Upon the failure of Borrower to endorse and transfer such proceeds as aforesaid, Lender may execute such endorsements or transfers for and in the name of Borrower and Borrower hereby irrevocably appoints Lender as Borrower's agent and attorney-in-fact so to do. In the event of a loss of more than 50% of the pre-loss value of the Property improvements, Lender, after deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, may apply the net proceeds or any part thereof, at its option, (a) to the payment of the Indebtedness, whether or not due and in whatever order Lender elects, (b) to the repair or restoration of the Property, or (c) for any other purposes or objects for which Lender is entitled to advance funds under this Instrument, all without affecting the security interest created by this Instrument; and any balance of such moneys then remaining shall be paid to Borrower or the person or entity lawfully entitled thereto. In the event of a loss of less than 50% of the pre-loss value of the Property improvements, and provided no event of default then exists, Borrower shall be entitled to have said proceeds applied to the repair or restoration of said improvements, upon consent of Lender, which consent shall not be unreasonably withheld. Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

  At least thirty (30) days prior to the expiration date of each policy maintained pursuant hereto, a renewal or replacement thereof satisfactory to Lender shall be delivered to Lender. Borrower shall deliver to Lender receipts evidencing the payment for all such insurance policies and renewals or replacements.

The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security for the Indebtedness. In the event of the foreclosure of this Instrument or any other transfer of title to the Lease, the Leasehold Interest, or the Property in extinguishment or partial extinguishment of the Indebtedness, all right, title and interest of Borrower in and to all insurance policies then in force shall pass to the purchaser or to Lender, as the case may be, and Lender is hereby irrevocably appointed by Borrower as attorney-in-fact for Borrower to assign any such policy to said purchaser or to Lender, as the case may be, without accounting to Borrower for any unearned premiums thereon.

  All insurance policies maintained pursuant hereto shall provide that the insurer give the Lender at least thirty (30) days prior written notice of cancellation or termination, and provide that no act or thing done by the insured shall invalidate or diminish the insurance provided to Lender and, except for liability policies, contain mortgagee loss payable clauses satisfactory to Lender.


                                      V.

  Borrower shall pay, on or before the due date thereof; (a) all taxes, assessments, license or permit fees, and all other charges of every character whatsoever which may be a lien upon the Property, the Leasehold Interest, or the Lease, or any part thereof, and shall promptly submit to Lender such evidence of the payment thereof as Lender may require; (b) all premiums on policies of insurance covering, affecting, or relating to the Property, the Leasehold Interest and the Lease; (c) all premiums for mortgage insurance, if this Instrument and the Note are so insured, and (d) all ground rentals, other lease rentals and other sums, if any, owing by Borrower and becoming due under any lease or rental contract affecting the Property, and shall promptly submit to Lender such evidence of the payment of same as Lender may require.


                                      VI.

  At the option of Lender and to further secure the payment of the taxes, premiums and assessments hereinabove mentioned, Borrower shall deposit with Lender, on the due date of each installment under the Note, such amounts as, in the estimation of Lender, shall be necessary to pay such charges as they become due; said deposits to be held by Lender free of interest, and free of any liens or claims on the part of creditors of Borrower, as part of Lender's security. If said deposits are not sufficient to pay such charges in full as they become payable, Borrower will promptly deposit with Lender such additional sums as may be required to enable Lender to make full payment of same.



                                 VII.

  If all or any portion of the Property improvements or if all or a significant portion of the real estate shall be damaged or taken through condemnation, including transfer by private sale in lieu thereof, then the entire indebtedness shall, at the option of Lender, become immediately due and payable. Lender is hereby authorized, at its option, to commence, appear in, or prosecute, through counsel selected by it, in its own or Borrower's name, any action or proceeding relating to any such condemnation and to settle or compromise any claim in connection therewith. All compensation, awards, damages, claims, rights of action and proceeds arising from any such condemnation are hereby assigned by Borrower to Lender. Lender is authorized to apply any sums collected to the payment of expenses of obtaining same, including its attorney fees, and may, at its option, apply the remaining proceeds, or any portion thereof, to payment of Borrower's then outstanding indebtedness, provided, however, that if no event of default then exists, and the damages involve less than 25% of the "pre-damage" value of the Property, Borrower shall be entitled to have said proceeds, or such portion thereof as may be required, applied to the repair and restoration of the Property, upon consent of Lender, which consent shall not be unreasonably withheld.


                                     VIII.

  Borrower will keep the buildings, parking areas, roads and walkways, recreational facilities, landscaping and all other improvements of any kind now or hereafter erected on the Property or any part thereof in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything which would or could increase the risk of fire or other hazard to the Property or any part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Property.


  Borrower will not remove, demolish or alter the structural character of any improvements located on the Property without the written consent of Lender. Borrower shall not remove or permit to be removed from the Property any item or items which are or may hereafter be in any way attached or affixed to the Property or to any improvements thereon, provided, however, that Borrower may replace, with items of comparable or greater value and utility such items as require replacement due to normal wear and tear and routine obsolescence.

  Lender, its agents or representatives, are hereby authorized to enter upon and inspect the Property at any time during normal business hours.

  Borrower will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Property or any part thereof, including those laws, ordinances, rules, and regulations relating to the environment as set forth in the Environmental Warranty which is attached as an exhibit hereto and incorporated by reference herein.



                                      IX.

  If all or any part of the Property shall be damaged by fire or other casualty, Borrower will give immediate written notice thereof to Lender and will promptly restore the Property to the equivalent of its original condition. If a part of the Property shall be damaged through condemnation, Borrower will promptly restore, repair or alter the remaining portions of the Property in a manner satisfactory to Lender. Notwithstanding the foregoing, Borrower shall not be obligated so to restore, repair or alter unless in each instance, Lender agrees to make available to Borrower (pursuant to a procedure satisfactory to Lender) any net insurance or condemnation proceeds actually received by Lender hereunder in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration, repair or alteration; provided, however that the insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration, repair or alteration shall in no way relieve Borrower of its obligation to restore, repair or alter. In the event all or any portion of the Property shall be damaged or destroyed by fire or other casualty or by condemnation, Borrower shall promptly deposit with Lender a sum equal to the amount by which the estimated cost of the restoration of the Property (as determined by Lender in its good faith judgment) exceeds the actual net insurance or condemnation proceeds with respect to such damage or destruction.


                                      X.

  Borrower will not suffer or permit any mechanics', materialmen's, laborer's, statutory or other lien to be filed of record or to remain outstanding against the Property, unless expressly subordinated to this security instrument, and, in no event will any such lien be allowed where the presence of same could result in a default in the Lease.

  Upon request by Lender, Borrower will execute, or cause to be executed, and delivered to Lender such other mortgages, assignments, security agreements or other documents as may, in the opinion of Lender, be necessary to perfect, continue or preserve the obligation of Borrower under the Note, this mortgage or any other security instrument executed in connection herewith, and, upon failure of Borrower so to do, Lender, as agent and attorney-in-fact of Borrower may execute, file, and record such documents.

  Borrower will pay or reimburse Lender, upon demand, for all attorneys' fees, costs and expenses incurred by Lender in any suit, action, legal proceeding or dispute of any kind in which Lender is made a party or appears as party Plaintiff or Defendant, affecting the Indebtedness, this Instrument or the interest created hereby, the Lease, Leasehold Interest or the Property, (including, but not limited to, the exercise of the power of sale contained in this Instrument), any condemnation action involving the Lease, Leasehold Interest or the Property, any federal bankruptcy proceeding or state insolvency proceeding or other proceeding involving the priorities or rights of creditors, or any action to protect the security hereof, and any such amounts paid by Lender shall be added to the Indebtedness and shall be secured by this Instrument.


                                      XI.

  Borrower shall keep and maintain or shall cause to be kept and maintained, at Borrower's cost and expense and in accordance with generally accepted accounting principles, proper and accurate books, records and accounts reflecting all items of income and expense in connection with the operation of the Property and in connection with any services, equipment or furnishings provided in connection with the operation of the Property. Lender, its agents, accountants, and attorneys shall have the right from time to time to examine such books, records and accounts at the office of the Borrower or wherever maintained, to make such copies or extracts thereof as Lender shall desire and to discuss Borrower's affairs, finances and accounts with Borrower and with the officers and principals of Borrower, at such reasonable times as may be requested by Lender. Upon request, Borrower will furnish to Lender, within ninety (90) days after the end of Borrower's fiscal year, an audited financial statement for the Property for such fiscal year prepared by an independent certified public accountant satisfactory to Lender containing a profit and loss statement and all supporting schedules covering the operation of the Property, all in reasonable detail, prepared in accordance with generally accepted accounting standards.

                                     XII.

  Borrower shall not be permitted to alter or change the use of the Property or to abandon the Property, or to modify, terminate, or surrender the Lease without prior written consent of Lender.

  Borrower hereby acknowledges to Lender that: (a) the identity and expertise of Borrower were and continue to be material circumstances upon which Lender has relied in connection with, and which constitute valuable consideration to Lender for, the extending to Borrower of the funds evidenced by the Note and (b) any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Note granted to Lender and secured by this Instrument. Borrower hereby covenants and agrees with Lender, as part of the consideration for the extending to Borrower of the funds evidenced by the Note, that Borrower shall not encumber, pledge, convey, transfer, assign or grant any option with regard to any or all of its interest in the Property without the prior written consent of Lender, and, if Borrower is a corporation, partnership or other artificial entity, there shall be no encumbrance, pledge, conveyance, transfer or assignment of any legal or beneficial interest including those incident to liquidation, dissolution, merger, consolidation, or share exchange. Such consent of Lender may be given or withheld by Lender at its sole discretion.

                                     XIII.

  In the event (a) of a default in the payment of principal and interest (including, without limitation, non-payment upon maturity) or default in any other monetary obligation of the Borrower which such default(s) continue for a period of five (5) days after notice of such default by Lender, or (b) upon failure of the Borrower to comply with any other conditions or covenants contained in the Note, this, or any other security instrument(s) which such default(s) continue for a period of fifteen (15) days after notice of such default by Lender, or (c) upon the liquidation or dissolution of a Borrower, endorser or guarantor that is a corporation, partnership, or limited liability company, or death of an individual Borrower, endorser or guarantor, or (d) upon termination of the Lease or Borrower's Leasehold Interest or occurrence of any default by Borrower under terms of the Lease, then, and in any such event(s) (hereinafter identified as "Event" or "Events of Default"), the principal indebtedness evidenced by the Note, all accrued interest thereon and any other sums advanced pursuant to the Note or pursuant to any other loan documents shall, at the option of Lender and, without further notice to the Borrower, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. No omission on the part of Lender to exercise such option, when entitled to do so, shall be construed a waiver of such right.


                                     XIV.

  If an Event of Default occurs, Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Property and, to the extent permitted by law, Lender may enter and take possession of all of the Property without the appointment of a receiver, or an application therefor, and may exclude Borrower and its agents and employees wholly therefrom, and may have joint access with Borrower to the books, papers and accounts of Borrower.

  Upon every such entering and taking of possession, Lender may hold, store, use, operate, manage and control the Property and conduct the business thereof, and, from time to time: (a) make all necessary and proper repairs, replacements, additions, and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (b) insure or keep the Property insured; (c) manage and operate the Property and exercise all the rights and powers of Borrower to the same extent as Borrower could act with respect to the same; and (d) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Lender, all as Lender from time to time may determine to be in its best interest. Lender may collect and receive all the income, rents, issues, profits and revenues from the Property, including those past due as well as those accruing thereafter, and Lender may apply any moneys and proceeds received by Lender, in whatever order or priority Lender in its sole discretion may determine, to the payment of (i) all expenses of taking, holding, managing and operating the Property (including compensation for the services of all persons employed for such purposes); (ii) the cost of maintenance, repairs, renewals, replacements, additions, improvements, purchases and acquisitions;
(iii) the cost of insurance; (iv) such taxes, assessments and other similar charges as Lender may at its option choose to pay; (v) other proper charges upon the Property or any part thereof; (vi) the reasonable compensation, expenses and disbursements of the attorneys and agents of Lender; (vii) accrued interest;
(viii) deposits and other sums required to be paid under this Instrument; or
(ix) overdue installments of principal. Anything herein to the contrary notwithstanding, Lender shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as the result of any exercise by Lender of its rights under this Instrument, and Lender shall be liable to account only for the rents, incomes, issues, profits and revenues actually received by Lender.

  If an Event or Events of Default shall occur with regard to the payment, performance or observance of any term, covenant or condition of this Instrument or any other document or instrument evidencing, securing or otherwise relating to the Indebtedness, Lender may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Borrower to Lender with interest thereon at the default rate provided in the Note. Lender shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Lender is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower.

  If an Event or Events of Default shall have occurred, Lender, at Lender's option, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice and without regard to the adequacy or value of any security for the Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect and apply the incomes, rents, issues, profits and revenues thereof. The receiver shall have all the rights and powers permitted under the laws of the State of Alabama. Borrower will pay to Lender upon demand all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the provisions of this Paragraph, and any such amounts paid by Lender shall be added to the Indebtedness and shall be secured by this Instrument.

  If an Event or Events of Default shall have occurred, then the whole of the unpaid Indebtedness hereby secured, with interest thereon, shall at once become due and payable and Lender, at its option, and without further notice to Borrower beyond that required by the Note or this Mortgage, (all such further or additional notice being hereby expressly waived), may sell the Lease, the Leasehold Interest, or the Property or any part of the Property at one or more public sales before the main entrance door of the courthouse of the county in which the land or any part of the land is situated, at public outcry, to the highest bidder for cash, in order to pay the Indebtedness, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorneys' fees, after advertising the description of the Property to be sold and the time, place and terms of sale by publishing the same once a week for three (3) consecutive weeks preceding such sale in a newspaper published in the county in which the land or a part thereof is situated. At any such public sale, Lender may execute and deliver to the purchaser a good and sufficient deed of conveyance of the Lease, the Leasehold Interest, or the Property or any part of the Property, and to this end Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the Indebtedness. In the event of any sale under this Instrument by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Lease, Leasehold Interest and the Property may be sold as an entirety or in separate parcels and in such manner or order as Lender in its sole discretion may elect, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Property and Property rights are sold or the Indebtedness is paid in full. If the Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Lender may, at its option, exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Lender may determine.

  If an Event or Events of Default shall have occurred, Lender may, in addition to and not in abrogation of the rights covered under the preceding paragraph, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (a) to enforce payment of the Note or the performance of any term, covenant, condition or agreement of this Instrument or any other right, and (b) to pursue any other remedy available to it, all as Lender at its sole discretion shall elect.

  Upon any foreclosure sale or sales of all or any portion of the Property or Property rights under the power herein granted, Lender may bid for and purchase the Lease, the Leasehold Interest and the Property and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.

  In the event of a foreclosure or a sale of all or any portion of the Lease, the Leasehold Interest and the Property under the power herein granted, the proceeds of said sale shall be applied as follows: First, to the expenses of such sale and of all proceedings in connection therewith, including attorneys'fees; Second, to payment of insurance premiums, liens, assessments, taxes and charges including utility charges advanced by Lender; Third, to payment of the outstanding principal balance of the Indebtedness, and, where permitted by law, the accrued interest on all of the foregoing; and, Fourth, the remainder, if any, shall be paid to Borrower, or to the person or entity lawfully entitled thereto.

  In the event of any such foreclosure sale or sales under the power herein granted, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

  Lender, at its option, is authorized to foreclose this Instrument subject to the rights of any tenants of the Property, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Borrower, a defense to any proceedings instituted by Lender to collect the Indebtedness.

                                      XV.

  No right, power or remedy conferred upon or reserved to Lender by this Instrument is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law, in equity or by statute.

  No delay or omission by Lender or by any holder of the Note to exercise any right, power or remedy accruing upon any breach or Event or Events of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such breach or default, or acquiescence therein, and every right, power and remedy given by this Instrument to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. No consent or waiver, expressed or implied, by Lender to or of any breach or Event or Events of Default by Borrower in the performance of the obligations of Borrower hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Borrower hereunder. Failure on the part of Lender to complain of any act or failure to act or to declare a default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of its rights hereunder or impair any rights, powers or remedies of Lender hereunder.

  No act or omission by Lender shall release, discharge, modify, change or otherwise affect the original liability under the Note, this Instrument or any other obligation of Borrower or any subsequent purchaser of the Lease, the Leasehold Interest, the Property or any part thereof, or any maker, co-signer, endorser, surety or guarantor, or preclude Lender from exercising any right, power or privilege herein granted or intended to be granted upon the happening of any Event or Events of Default, or alter the security title, security interest or lien of this Instrument except as expressly provided in an instrument or instruments executed by Lender. Without limiting the generality of the foregoing, Lender may: (a) grant forbearance or an extension of time for the payment of all or any portion of the Indebtedness; (b) take other or additional security for the payment of the Indebtedness; (c) waive or fail to exercise any right granted hereunder or in the Note; (d) release any part of the Property or Leasehold Interest from the security interest or lien of this Instrument or otherwise change any of the terms, covenants, conditions or agreements of the Note or this Instrument; (e) consent to the filing of any map, plat or replat affecting the Property; (f) consent to the granting of any easement or other right affecting the Property; (g) make or consent to any agreement subordinating the security title, security interest or lien hereof; or
(h) take or omit to take any action whatsoever with respect to the Note, this Instrument, the Lease, the Leasehold Interest, the Property or any document or instrument evidencing, securing or in any way relating to the Indebtedness; all without releasing, discharging, modifying, changing or affecting any such liability, or precluding Lender from exercising any such right, power or privilege or affecting the security title, security interest or lien of this Instrument. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Lease, the Leasehold Interest or the Property, Lender, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Lease, the Leasehold Interest, or the Property or the Indebtedness, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.


                                     XVI.

  This Instrument shall inure to the benefit of and be binding upon Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns. Whenever a reference is made in this Instrument to "Borrower" or "Lender" such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors, successors-in-title and assigns of Borrower and Lender, as the case may be. However, the provisions of this Paragraph are subject to the restrictions on transfer contained herein.

                                     XVII.

  If any provisions of this Instrument or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Instrument and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

                                    XVIII.

   This Instrument shall be interpreted, construed and enforced according to the laws of the State of Alabama.

                                     XIX.

  Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Instrument shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address. Personal delivery to a party or to any officer, or partner, or to any agent or employee specifically designated to receive notice at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, election, demand, request or response, if given to Lender, shall be addressed as follows:


                        EMPIRE FINANCIAL SERVICES, INC.
                             121 Executive Parkway
                         Milledgeville, Georgia 31061


and, if given to Borrower, shall be addressed as follows:


                             JAMESON ALABAMA, INC.
                      8 Perimeter Center East, Suite 8050
                          ATLANTA, GEORGIA 30346-1603


                                      XX.

  In the event that Borrower is the owner of a leasehold estate with respect to any portion of the Property and, prior to the satisfaction of the Indebtedness and the cancellation of this Instrument of record, Borrower obtains a fee estate in such portion of the Property, then, such fee estate shall automatically, and without further action of any kind on the part of Borrower, be and become subject to the security title and lien of this Instrument, however, in no event shall there be a merger of the leasehold and fee estates without the Lender's express consent.

                                     XXI.

  This Instrument is assignable by Lender, and any assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender.


                                     XXII.

  Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under this Instrument, the Note and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Indebtedness.



  BY EXECUTION OF THIS INSTRUMENT BORROWER EXPRESSLY; (A) ACKNOWLEDGES THE RIGHT OF LENDER TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND ANY OTHER INDEBTEDNESS AND THE POWER OF ATTORNEY GIVEN HEREIN TO LENDER TO SELL THE LEASE, THE LEASEHOLD INTEREST OR THE PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY BORROWER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS INSTRUMENT; (B) WAIVES ANY AND ALL RIGHTS WHICH BORROWER MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA (INCLUDING, WITHOUT LIMITATION, THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW,
(1) TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY LENDER OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO LENDER, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS INSTRUMENT AND
(2) CONCERNING THE APPLICATION, RIGHTS OR BENEFITS OF ANY STATUTE OF LIMITATION OR ANY MORATORIUM, REINSTATEMENT, MARSHALLING, FORBEARANCE, APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS; (C) ACKNOWLEDGES THAT BORROWER HAS READ THIS INSTRUMENT AND ANY AND ALL QUESTIONS OF BORROWER REGARDING THE LEGAL EFFECT OF THIS INSTRUMENT AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER, AND BORROWER HAS CONSULTED WITH COUNSEL OF BORROWER'S CHOICE PRIOR TO EXECUTING THIS INSTRUMENT; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY BORROWER AS PART OF A BARGAINED FOR LOAN TRANSACTION AND THAT THIS INSTRUMENT IS VALID AND ENFORCEABLE BY LENDER AGAINST BORROWER IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

   IN WITNESS WHEREOF, Borrower has executed this Instrument under seal, as of the day and year first above written.

                                   BORROWER:


                         JAMESON ALABAMA, INC. (SEAL)
                            An Alabama Corporation

                        BY:  __________________________
                               CRAIG R. KITCHIN
                                   President

                       ATTEST:  _______________________
                               STEVEN A. CURLEE
                                   Secretary


STATE OF GEORGIA
DEKALB COUNTY

  I, CHARLES E. MOORE, a Notary Public in and for said County, in said State, hereby certify that CRAIG R. KITCHIN and STEVEN A. CURLEE whose names are signed to the foregoing conveyance, respectively, as President and Secretary, and who are known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, they, as such officers and, with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date. Given under my hand this _______ day of __________________, 2001.


                         ____________________________
                                 NOTARY PUBLIC

SOURCE OF TITLE:  Deed Book 1997, Page 10454
----------------

Prepared By:
Charles E. Moore
P.O. Box 951
Milledgeville, GA 31061
Return to Above

                              ASSIGNMENT OF LEASE
                   ________________________________________

  THIS ASSIGNMENT, made and entered into this ______ day of March, 2001 by and between JAMESON ALABAMA, INC., an Alabama Corporation, 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346 (hereinafter referred to as "Borrower"), and EMPIRE FINANCIAL SERVICES, INC., a Georgia Corporation, 121 Executive Parkway, Milledgeville, Georgia 31061 (hereinafter referred to as "Lender");

                             W I T N E S S E T H:

  THAT FOR AND IN CONSIDERATION of the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, as evidenced by a promissory note of even date payable to the order of Lender, receipt of said consideration being hereby acknowledged, and in order to secure the indebtedness and other obligations of the Borrower, Borrower does hereby grant, transfer and assign to Lender, its successors, successors-in-title and assigns, all of Borrower's right, title and interest in, to and under that certain lease more particularly described in Exhibit "A" attached hereto and by this reference made a part
             -----------
hereof, including any and all extensions, renewals and modifications thereof (hereinafter referred to as the "Lease") which Lease covers certain property located in Tuscaloosa, Tuscaloosa County, Alabama more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof
-----------
(hereinafter referred to as the "Premises").

  Borrower also grants, transfers, and assigns to Lender any right, privilege or option to extend or renew the Lease as well as Borrower's right of first refusal or option to purchase the fee.

  TO HAVE AND TO HOLD unto Lender, its successors and assigns forever, subject to and upon the terms and conditions set forth herein.

                                   ARTICLE I
                                   ---------

                           WARRANTIES AND COVENANTS
                           ------------------------

1.01
  Warranties of Borrower.  Borrower hereby warrants and represents as follows:
  ----------------------

  (a) Borrower is the sole holder of the lessee's interest under the Lease, (hereinafter referred to as the "Leasehold Interests"), and has the right to sell, assign, transfer and set over the same and to grant to and confer upon Lender the rights, interests, powers, and authorities herein granted and conferred;

  (b) There is no assignment having priority over this Assignment of any of the rights of Borrower under the Lease;

  (c) Borrower has neither done any act nor omitted to do any act which might prevent Lender from, or limit Lender in, acting under any of the provisions of this Assignment;

  (d) Rental will be paid in accordance with the terms of the Lease and there shall be no deferrals of rent without Lender's permission;

  (e) So far as is known to Borrower, there exists no default or event of default or any state of facts which would, with or without the passage of time or the giving of notice, or both, constitute a default or event of default on the part of Borrower or Lessor under the terms of the Lease, or under the terms of superior leases and/or subleases, if any;

  (f) Neither the execution and delivery of this Assignment nor the performance of each and every covenant of Borrower under this Assignment, nor the meeting of each and every condition contained in this Assignment, conflicts with, or constitutes a breach or default under any agreement, indenture or other instrument to which Borrower is a party, or any law, ordinance, administrative regulation or court decree which is applicable to Borrower;

  (g) No action has been brought or, so far as is known to Borrower, is threatened, which would interfere in any way with the right of Borrower to execute this Assignment and perform all of Borrower's obligations contained in this Assignment and in the Lease; and

  (h) The Lease is valid, enforceable and in full force and effect, and has not been modified or amended, except as may be expressly set forth in Exhibit "A".
                                                                  -----------

1.02
  Covenants of Borrower.  Borrower hereby covenants and agrees as follows:
  ---------------------

  (a) Borrower shall (i) fulfill, perform and observe each and every condition and covenant of Lessee contained in the Lease; (ii) give prompt notice to Lender of any claim of default under the Lease, whether given by the Lessor to Borrower, or given by Borrower to the Lessor, together with a complete copy of any such notice; (iii) at no cost or expense to Lender, enforce, short of termination, the performance and observance of each and every covenant and condition of the Lease to be performed or observed by the Lessor thereunder; and
(iv) appear in and defend any action arising out of, or in any manner connected with the Lease, or the obligations or liabilities of Borrower thereunder, or of the Lessor;

  (b) Borrower shall not, without the prior written consent of Lender, (i) modify the Lease; (ii) terminate or surrender the Lease; (iii) waive or release the Lessor from the performance or observance by the Lessor of any obligation or condition of the Lease; (iv) defer the payment of any rents under the Lease; (v) give any assignment or sublease; or (vi) assign its interest in, to or under the Lease to any person or entity other than Lender;

  (c) Borrower shall take no action which will cause or permit the leasehold estate to merge with the fee without the Lender's consent;

  (d) Borrower shall protect, indemnify and save harmless Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by Lender by reason of this Agreement and any claim or demand whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking to be performed or discharged by Lender under this Assignment. In the event Lender incurs any liability, loss, or damage by reason of this Assignment, or in the defense of any claim or demand arising out of or in connection with this Assignment, the amount of such liability, loss, or damage shall be added to the Indebtedness, shall bear interest at the interest rate specified in the Note from the date incurred until paid and shall be payable on demand;

  (e) Borrower shall insure that the Lessor will recognize as its Lessee any person or entity succeeding to the interest of the Borrower upon any foreclosure, or other acquisition by the Lender of the Leasehold Interests.

1.03
  Covenants of Lender.  Lender covenants and agrees with Borrower as follows:
  -------------------

  (a) So long as there shall exist no Event of Default, as defined in Paragraph 2.01, below, on the part of Borrower. Borrower shall be entitled to possession of the Premises and the use and enjoyment thereof;

   (b) For purposes of this Assignment, "The Indebtedness" is identified as a loan of even date herewith, as well as any renewals, modifications, consolidations, or extensions thereof;

  (c) Upon the payment in full of the Indebtedness, as evidenced by the recording or filing of an instrument of satisfaction or full release of the Security Instruments without the recording of another security instrument in favor of Lender affecting the Premises, this Assignment shall be terminated and released of record by Lender and shall thereupon be of no further force or effect.

                                  ARTICLE II
                                  ----------

                                    DEFAULT
                                    -------

2.01
  Event of Default.  The term, "Event of Default", wherever used in this
  ----------------
Assignment, shall mean any one or more of the following events:

  (a) The occurrence of any "default" or "event of default" under any of the Security Instruments. For purposes of this Assignment, the Security Instruments shall include a Promissory Note, Leasehold Mortgage, Security Agreement, and any and all other documents of even date herewith evidencing or securing Borrower's indebtedness to Lender in the original principal amount of $1,500,000.00 as well as any renewals, modifications, consolidations, and extensions thereof;

  (b) The failure by Borrower to comply, in all respects, with any covenant, condition or agreement of this Assignment; or

  (c) The breach of any warranty by Borrower contained in this Assignment.

2.02
  Remedies.  Upon the occurrence of any Event of Default, Lender may, at its
  --------
option, after giving such notice or demand as may be required by this Assignment or other Security Instruments, exercise any or all of the following remedies:

  (a) Declare any part or all of the Indebtedness to be due and payable, whereupon the same shall become immediately due and payable;

  (b) Perform any and all obligations of Borrower under the Lease or this Assignment and exercise any and all rights of Borrower herein or therein as fully as Borrower could do, including without limiting the generality of the foregoing: enforcing, modifying, extending or terminating the Lease; entering into a new lease on the Premises on any terms and conditions deemed desirable by Lender, and, to the extent Lender shall incur any costs in connection with the performance of any such obligations of Borrower, including costs of litigation, then all such costs shall become a part of the Indebtedness, shall bear interest from the incurring thereof at the interest rate specified in the Note, and shall be due and payable on demand;

  (c) In Borrower's or Lender's name, institute any legal or equitable action which Lender in its sole discretion deems desirable to preserve The Lease.

  Lender shall have full right to exercise any or all of the foregoing remedies without regard to the adequacy of security for any or all of the Indebtedness, and with or without the commencement of any legal or equitable action or the appointment of any receiver or trustee, and shall have full right to enter upon, take possession of, use and operate all or any portion of the Premises which Lender in its sole discretion deems desirable to effectuate any or all of the foregoing remedies.

                                  ARTICLE III
                                  -----------

                              GENERAL PROVISIONS
                              ------------------

3.01
  Successors and Assigns.  This Assignment shall inure to the benefit of and be
  ----------------------
binding upon Borrower and Lender and their respective legal representatives, successors and assigns. Whenever a reference is made in this Assignment to "Borrower" or "Lender", such reference shall be deemed to include a reference to the legal representatives, successors and assigns of Borrower or Lender.

3.02
  Severability.  If any provision of this Assignment or the application thereof
  ------------
to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

3.03
  Applicable Law.  This Assignment shall be interpreted, construed and enforced
  --------------
according to the laws of the State of Alabama.

3.04
  No Third Party Beneficiaries.  This Assignment is made solely for the benefit
  ----------------------------
of Lender and its assigns. No other person or entity shall have standing to bring any action against Lender as the result of this Assignment, or to assume that Lender will exercise any remedies provided herein, and no person other than Lender shall under any circumstances be deemed to be a beneficiary of any provision of this Assignment.

3.05
  Cumulative Remedies.  The remedies herein provided shall be in addition to and
  -------------------
not in substitution for the rights and remedies vested in Lender in any of the Security Instruments or in law or equity, all of which rights and remedies are specifically reserved by Lender. The remedies herein provided or otherwise available to Lender shall be cumulative and may be exercised concurrently. The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall use of any of the remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies. It is intended that this clause be broadly construed so that all remedies herein provided or otherwise available to Lender shall continue and be each and all available to Lender until the Indebtedness shall have been paid in full.

3.06
  Cross-Default.  An Event of Default by Borrower under this Assignment shall
  -------------
constitute an Event of Default under all other Security Instruments.

3.07
  The provisions of this Assignment shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Security Instruments and the Lease, and any and all references herein to the Security Instruments or the Lease shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

  IN WITNESS WHEREOF, Borrower and Lender have executed this Assignment under seal, as of the date first above written.

                                   BORROWER:


                         JAMESON ALABAMA, INC.  [SEAL]
                            An Alabama Corporation

                   By:  ___________________________________
                               CRAIG R. KITCHIN
                                   President

                 Attest:  ___________________________________
                               STEVEN A. CURLEE
                                   Secretary


STATE OF GEORGIA

DEKALB COUNTY



  I, CHARLES E. MOORE, a Notary Public in and for said County, in said State, hereby certify that CRAIG R. KITCHIN and STEVEN A. CURLEE whose names are signed to the foregoing conveyance, respectively, as President and Secretary, and who are known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, they, as such officers and, with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date. Given under my hand this _______ day of ________________, 2001.



                         ____________________________
                                 NOTARY PUBLIC




                    Signatures continued on following page

                    Signatures continued from previous page


                                    LENDER:


                    EMPIRE FINANCIAL SERVICES, INC. (SEAL)
                             A Georgia Corporation


                    By:  __________________________________
                                 Its President

                    Attest:  ______________________________
                                 Its Secretary


STATE OF GEORGIA

BALDWIN COUNTY

  I, CHARLES E. MOORE, a Notary Public in and for said County, in said State, hereby certify that J. DAVID DYER, JR. and LAVERNE C. ALLISON whose names are signed to the foregoing conveyance, respectively, as President and Secretary, and who are known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, they, as such officers and, with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date. Given under my hand this _____ day of ____________, 2001.



                         ____________________________
                                 NOTARY PUBLIC

SOURCE OF TITLE:  Deed Book 1997, Page 10454
----------------

Prepared By:
Charles E. Moore
P.O. Box 951
Milledgeville, GA 31061
Return to Above

                              ASSIGNMENT OF LEASE
                   ________________________________________

  THIS ASSIGNMENT, made and entered into this ______ day of March, 2001 by and between JAMESON ALABAMA, INC., an Alabama Corporation, 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346 (hereinafter referred to as "Borrower"), and EMPIRE FINANCIAL SERVICES, INC., a Georgia Corporation, 121 Executive Parkway, Milledgeville, Georgia 31061 (hereinafter referred to as "Lender");

                             W I T N E S S E T H:

  THAT FOR AND IN CONSIDERATION of the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, as evidenced by a promissory note of even date payable to the order of Lender, receipt of said consideration being hereby acknowledged, and in order to secure the indebtedness and other obligations of the Borrower, Borrower does hereby grant, transfer and assign to Lender, its successors, successors-in-title and assigns, all of Borrower's right, title and interest in, to and under that certain lease more particularly described in Exhibit "A" attached hereto and by this reference made a part
             -----------
hereof, including any and all extensions, renewals and modifications thereof (hereinafter referred to as the "Lease") which Lease covers certain property located in Tuscaloosa, Tuscaloosa County, Alabama more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof
-----------
(hereinafter referred to as the "Premises").

  Borrower also grants, transfers, and assigns to Lender any right, privilege or option to extend or renew the Lease as well as Borrower's right of first refusal or option to purchase the fee.

  TO HAVE AND TO HOLD unto Lender, its successors and assigns forever, subject to and upon the terms and conditions set forth herein.

                                   ARTICLE I
                                   ---------

                           WARRANTIES AND COVENANTS
                           ------------------------

1.01
  Warranties of Borrower.  Borrower hereby warrants and represents as follows:
  ----------------------

  (a) Borrower is the sole holder of the lessee's interest under the Lease, (hereinafter referred to as the "Leasehold Interests"), and has the right to sell, assign, transfer and set over the same and to grant to and confer upon Lender the rights, interests, powers, and authorities herein granted and conferred;

  (b) There is no assignment having priority over this Assignment of any of the rights of Borrower under the Lease;

  (c) Borrower has neither done any act nor omitted to do any act which might prevent Lender from, or limit Lender in, acting under any of the provisions of this Assignment;

  (d) Rental will be paid in accordance with the terms of the Lease and there shall be no deferrals of rent without Lender's permission;

  (e) So far as is known to Borrower, there exists no default or event of default or any state of facts which would, with or without the passage of time or the giving of notice, or both, constitute a default or event of default on the part of Borrower or Lessor under the terms of the Lease, or under the terms of superior leases and/or subleases, if any;

  (f) Neither the execution and delivery of this Assignment nor the performance of each and every covenant of Borrower under this Assignment, nor the meeting of each and every condition contained in this Assignment, conflicts with, or constitutes a breach or default under any agreement, indenture or other instrument to which Borrower is a party, or any law, ordinance, administrative regulation or court decree which is applicable to Borrower;

  (g) No action has been brought or, so far as is known to Borrower, is threatened, which would interfere in any way with the right of Borrower to execute this Assignment and perform all of Borrower's obligations contained in this Assignment and in the Lease; and

  (h) The Lease is valid, enforceable and in full force and effect, and has not been modified or amended, except as may be expressly set forth in Exhibit "A".
                                                                  -----------

1.02
  Covenants of Borrower.  Borrower hereby covenants and agrees as follows:
  ---------------------

  (a) Borrower shall (i) fulfill, perform and observe each and every condition and covenant of Lessee contained in the Lease; (ii) give prompt notice to Lender of any claim of default under the Lease, whether given by the Lessor to Borrower, or given by Borrower to the Lessor, together with a complete copy of any such notice; (iii) at no cost or expense to Lender, enforce, short of termination, the performance and observance of each and every covenant and condition of the Lease to be performed or observed by the Lessor thereunder; and
(iv) appear in and defend any action arising out of, or in any manner connected with the Lease, or the obligations or liabilities of Borrower thereunder, or of the Lessor;

  (b) Borrower shall not, without the prior written consent of Lender, (i) modify the Lease; (ii) terminate or surrender the Lease; (iii) waive or release the Lessor from the performance or observance by the Lessor of any obligation or condition of the Lease; (iv) defer the payment of any rents under the Lease; (v) give any assignment or sublease; or (vi) assign its interest in, to or under the Lease to any person or entity other than Lender;

  (c) Borrower shall take no action which will cause or permit the leasehold estate to merge with the fee without the Lender's consent;

  (d) Borrower shall protect, indemnify and save harmless Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by Lender by reason of this Agreement and any claim or demand whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking to be performed or discharged by Lender under this Assignment. In the event Lender incurs any liability, loss, or damage by reason of this Assignment, or in the defense of any claim or demand arising out of or in connection with this Assignment, the amount of such liability, loss, or damage shall be added to the Indebtedness, shall bear interest at the interest rate specified in the Note from the date incurred until paid and shall be payable on demand;

  (e) Borrower shall insure that the Lessor will recognize as its Lessee any person or entity succeeding to the interest of the Borrower upon any foreclosure, or other acquisition by the Lender of the Leasehold Interests.

1.03
  Covenants of Lender.  Lender covenants and agrees with Borrower as follows:
  -------------------

  (a) So long as there shall exist no Event of Default, as defined in Paragraph 2.01, below, on the part of Borrower. Borrower shall be entitled to possession of the Premises and the use and enjoyment thereof;

   (b) For purposes of this Assignment, "The Indebtedness" is identified as a loan of even date herewith, as well as any renewals, modifications, consolidations, or extensions thereof;

  (c) Upon the payment in full of the Indebtedness, as evidenced by the recording or filing of an instrument of satisfaction or full release of the Security Instruments without the recording of another security instrument in favor of Lender affecting the Premises, this Assignment shall be terminated and released of record by Lender and shall thereupon be of no further force or effect.

                                  ARTICLE II
                                  ----------

                                    DEFAULT
                                    -------

2.01
  Event of Default.  The term, "Event of Default", wherever used in this
  ----------------
Assignment, shall mean any one or more of the following events:

  (a) The occurrence of any "default" or "event of default" under any of the Security Instruments. For purposes of this Assignment, the Security Instruments shall include a Promissory Note, Leasehold Mortgage, Security Agreement, and any and all other documents of even date herewith evidencing or securing Borrower's indebtedness to Lender in the original principal amount of $1,500,000.00 as well as any renewals, modifications, consolidations, and extensions thereof;

  (b) The failure by Borrower to comply, in all respects, with any covenant, condition or agreement of this Assignment; or

  (c) The breach of any warranty by Borrower contained in this Assignment.

2.02
  Remedies.  Upon the occurrence of any Event of Default, Lender may, at its
  --------
option, after giving such notice or demand as may be required by this Assignment or other Security Instruments, exercise any or all of the following remedies:

  (a) Declare any part or all of the Indebtedness to be due and payable, whereupon the same shall become immediately due and payable;

  (b) Perform any and all obligations of Borrower under the Lease or this Assignment and exercise any and all rights of Borrower herein or therein as fully as Borrower could do, including without limiting the generality of the foregoing: enforcing, modifying, extending or terminating the Lease; entering into a new lease on the Premises on any terms and conditions deemed desirable by Lender, and, to the extent Lender shall incur any costs in connection with the performance of any such obligations of Borrower, including costs of litigation, then all such costs shall become a part of the Indebtedness, shall bear interest from the incurring thereof at the interest rate specified in the Note, and shall be due and payable on demand;

  (c) In Borrower's or Lender's name, institute any legal or equitable action which Lender in its sole discretion deems desirable to preserve The Lease.

  Lender shall have full right to exercise any or all of the foregoing remedies without regard to the adequacy of security for any or all of the Indebtedness, and with or without the commencement of any legal or equitable action or the appointment of any receiver or trustee, and shall have full right to enter upon, take possession of, use and operate all or any portion of the Premises which Lender in its sole discretion deems desirable to effectuate any or all of the foregoing remedies.

                                  ARTICLE III
                                  -----------

                              GENERAL PROVISIONS
                              ------------------

3.01
  Successors and Assigns.  This Assignment shall inure to the benefit of and be
  ----------------------
binding upon Borrower and Lender and their respective legal representatives, successors and assigns. Whenever a reference is made in this Assignment to "Borrower" or "Lender", such reference shall be deemed to include a reference to the legal representatives, successors and assigns of Borrower or Lender.

3.02
  Severability.  If any provision of this Assignment or the application thereof
  ------------
to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

3.03
  Applicable Law.  This Assignment shall be interpreted, construed and enforced
  --------------
according to the laws of the State of Alabama.

3.04
  No Third Party Beneficiaries.  This Assignment is made solely for the benefit
  ----------------------------
of Lender and its assigns. No other person or entity shall have standing to bring any action against Lender as the result of this Assignment, or to assume that Lender will exercise any remedies provided herein, and no person other than Lender shall under any circumstances be deemed to be a beneficiary of any provision of this Assignment.

3.05
  Cumulative Remedies.  The remedies herein provided shall be in addition to and
  -------------------
not in substitution for the rights and remedies vested in Lender in any of the Security Instruments or in law or equity, all of which rights and remedies are specifically reserved by Lender. The remedies herein provided or otherwise available to Lender shall be cumulative and may be exercised concurrently. The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall use of any of the remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies. It is intended that this clause be broadly construed so that all remedies herein provided or otherwise available to Lender shall continue and be each and all available to Lender until the Indebtedness shall have been paid in full.

3.06
  Cross-Default.  An Event of Default by Borrower under this Assignment shall
  -------------
constitute an Event of Default under all other Security Instruments.

3.07
  The provisions of this Assignment shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Security Instruments and the Lease, and any and all references herein to the Security Instruments or the Lease shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

  IN WITNESS WHEREOF, Borrower and Lender have executed this Assignment under seal, as of the date first above written.

                                   BORROWER:


                         JAMESON ALABAMA, INC.  [SEAL]
                            An Alabama Corporation

                   By:  ___________________________________
                               CRAIG R. KITCHIN
                                   President

                 Attest:  ___________________________________
                               STEVEN A. CURLEE
                                   Secretary


STATE OF GEORGIA

DEKALB COUNTY



  I, CHARLES E. MOORE, a Notary Public in and for said County, in said State, hereby certify that CRAIG R. KITCHIN and STEVEN A. CURLEE whose names are signed to the foregoing conveyance, respectively, as President and Secretary, and who are known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, they, as such officers and, with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date. Given under my hand this _______ day of ________________, 2001.



                         ____________________________
                                 NOTARY PUBLIC




                    Signatures continued on following page

                    Signatures continued from previous page


                                    LENDER:


                    EMPIRE FINANCIAL SERVICES, INC. (SEAL)
                             A Georgia Corporation


                    By:  __________________________________
                                 Its President

                    Attest:  ______________________________
                                 Its Secretary


STATE OF GEORGIA

BALDWIN COUNTY

  I, CHARLES E. MOORE, a Notary Public in and for said County, in said State, hereby certify that J. DAVID DYER, JR. and LAVERNE C. ALLISON whose names are signed to the foregoing conveyance, respectively, as President and Secretary, and who are known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, they, as such officers and, with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date. Given under my hand this _____ day of ____________, 2001.



                         ____________________________
                                 NOTARY PUBLIC

SOURCE OF TITLE:  Deed Book 1997, Page 10454
----------------

Prepared By:
Charles E. Moore
P.O. Box 951
Milledgeville, GA 31061
Return to Above


                         ASSIGNMENT OF FEES AND INCOME
                         -----------------------------


  THIS ASSIGNMENT, made and entered into this _______ day of March, 2001, by and between JAMESON ALABAMA, INC., an Alabama Corporation, C/o Jameson Inns, Inc., 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346 (hereinafter referred to as "Borrower"), and EMPIRE FINANCIAL SERVICES, INC., a Georgia Corporation, 121 Executive Parkway, Milledgeville, Georgia 31061 (hereinafter referred to as "Lender");

                             W I T N E S S E T H:

  THAT FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Borrower does hereby grant, transfer and assign to Lender, its successors, successors-in-title and assigns, all of Borrower's right, title and interest in and to all of those certain fees and items of income more particularly described in Exhibit B attached hereto and by this
                                      ---------
reference made a part hereof (said fees and income being hereinafter referred to collectively as the "Income", and which is generated by, or results from the operation of an assisted living facility and related facilities and amenities on certain property (the "Premises") more particularly described in Exhibit A
                                                                 ---------
attached hereto and by this reference made a part hereof).

  TO HAVE AND TO HOLD unto Lender, its successors and assigns forever, subject to and upon the terms and conditions set forth herein.

                                   ARTICLE I
                           WARRANTIES AND COVENANTS

1.01  Warranties of Borrower.  Borrower hereby warrants and represents as
      ----------------------
follows:

  (a) Borrower is and will continue to be the sole recipient of the Income from the Premises, and has good right to sell, assign, transfer and set over the same and to grant to and confer upon Lender the rights, interests, powers, and authorities herein granted and conferred;

  (b) There is no assignment having priority over this Assignment of any of the rights of Borrower in and to the Income or any part thereof;

  (c) Borrower has neither done any act nor omitted to do any act which might prevent Lender from, or limit Lender in, acting under any of the provisions of this Assignment;

  (d) Neither the execution and delivery of this Assignment, nor the performance of each and every covenant of Borrower under this Assignment, nor the meeting of each and every condition contained in this Assignment, conflicts with, or constitutes a breach or default under any agreement, indenture or other instrument to which Borrower is a party, or any law, ordinance, administrative regulation or court decree which is applicable to Borrower; and

  (e) No action has been brought or, so far as is known to Borrower, is threatened, which would interfere in any way with the right of Borrower to execute this Assignment and perform all of Borrower's obligations contained in this Assignment.

1.02  Covenants of Borrower.  Borrower hereby covenants and agrees as follows:
      ---------------------

  (a) Borrower shall, in keeping with the general plan of development proposed for the Premises, aggressively market and promote its fee-generating services;

  (b) Borrower shall, consistent with good business practices applicable to similar operations, charge and collect the Income promptly as same becomes due;

  (c) Borrower shall, at no cost or expense to Lender, enforce the performance and observance of each and every obligation required of persons utilizing the Premises;

  (d) Borrower shall protect, indemnify and save harmless Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by Lender by reason of this Agreement and any claim or demand whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking to be performed or discharged by Lender under this Assignment. In the event Lender incurs any liability, loss or damage by reason of this Assignment, or in the defense of any claim or demand arising out of or in connection with this Assignment, the amount of such liability, loss or damage shall be added to the Indebtedness, shall bear interest at the interest rate specified in the Note from the date incurred until paid and shall be payable on demand;

  (e) Borrower hereby authorizes and directs each and every individual or entity responsible for payment of any of said fees and charges to pay same directly to Lender upon written demand from Lender to so pay the same and further covenants that Borrower's officers, agents, and representatives will, without the necessity for further authorization, cooperate fully in collecting and remitting the Income to Lender promptly upon receipt of written demand from Lender to so pay the same; and

  (f) Borrower acknowledges that this instrument represents a present assignment of fees and income, effective as of the date hereof. In the event Borrower ever seeks any form of debt relief under provisions of State or Federal law, including, but not limited to, the United States Bankruptcy Code, Borrower agrees that Borrower will not consider any such fees and income as an asset of Borrower nor claim any of said fees and income, nor authorize or support any such claim by a receiver, trustee in bankruptcy or any other person or entity.

1.03  Covenants of Lender.  Lender covenants and agrees with Borrower as
      -------------------
follows:

  (a) Although this Assignment constitutes a present, current, absolute, unconditional, irrevocable assignment of the Income from the Premises, so long as there shall exist no Event of Default, as defined in Paragraph 2.01, below, on the part of Borrower, Lender shall not demand that the Income be paid directly to Lender, and Borrower shall have the right to collect same;

  (b) For purposes of this Assignment, the Indebtedness is identified as a loan of even date herewith, as well as any renewals, modifications, consolidations or extensions thereof; and

  (c) Upon the payment in full of the Indebtedness, as evidenced by the recording or filing of an instrument of satisfaction or full release of the Security Documents this Assignment shall be terminated and shall thereupon be of no further force or effect.

                                  ARTICLE II
                                    DEFAULT

2.01  Event of Default.  The term, "Event of Default", wherever used in this
      ----------------
Assignment, shall mean any one or more of the following events:

  (a) The occurrence of any "default" or "event of default" under any of the Loan Documents. For purposes of this Assignment, the Loan Documents shall include a Promissory Note, Mortgage, Security Agreement, and any and all other documents of even date evidencing Borrower's indebtedness to Lender in the original principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS as well as any renewals, modifications, consolidations and extensions thereof;

  (b) The failure by Borrower to comply with any covenant, condition or agreement of this Assignment; or

  (c) The breach of any warranty by Borrower contained in this Assignment.

2.02  Remedies.  Upon the occurrence of any Event of Default, Lender may, at its
      --------
option, after giving such notice or demand as may be required by this Assignment or other Loan Documents, exercise any or all of the following remedies:

  (a) Declare any part or all of the Indebtedness to be due and payable, whereupon the same shall become immediately due and payable;

  (b) In Borrower's or Lender's name, institute any legal or equitable action which Lender in its sole discretion deems desirable to collect and receive any or all of the Income assigned herein;

  (c) Collect the Income and apply the same in such order as Lender in its sole discretion may elect against (i) all costs and expenses, including reasonable attorneys' fees, incurred in connection with the operation of the Premises; (ii) all the costs and expenses, including reasonable attorneys' fees, incurred in the collection of any or all of the Indebtedness, including all costs, expenses and attorneys' fees incurred in seeking to realize on or to protect or preserve Lender's interest in any collateral securing any or all of the Indebtedness; and
(iii) any or all unpaid principal and interest on the Indebtedness.

  Lender shall have full right to exercise any or all of the foregoing remedies without regard to the adequacy of any security for any or all of the Indebtedness, and with or without the commencement of any legal or equitable action or the appointment of any receiver or trustee, and shall have full right to enter upon, take possession of, use and operate all or any portion of the Premises which Lender in its sole discretion deems desirable to effectuate any or all of the foregoing remedies.

  Lender's right to the Income assigned hereby shall not be dependent upon any further action, including the necessity of taking possession of the Income.

                                  ARTICLE III
                              GENERAL PROVISIONS

3.01  Successors and Assigns.  This Assignment shall inure to the benefit of and
      ----------------------
be binding upon Borrower and Lender and their respective legal representatives, successors and assigns. Whenever a reference is made in this Assignment to "Borrower" or "Lender", such reference shall be deemed to include a reference to the legal representatives, successors and assigns of Borrower or Lender.

3.02  Severability.  If any provision of this Assignment or the application
      ------------
thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

3.03  Applicable Law.  This Assignment shall be interpreted, construed and
      --------------
enforced according to the laws of the State of Alabama.

3.04  No Third Party Beneficiaries.  This Assignment is made solely for the
      ----------------------------
benefit of Lender and its assigns. No other person shall have standing to bring any action against Lender as the result of this Assignment, or to assume that Lender will exercise any remedies provided herein, and no person other than Lender shall under any circumstances be deemed to be a beneficiary of any provision of this Assignment.

3.05  Cumulative Remedies.  The remedies herein provided shall be in addition to
      -------------------
and not in substitution for the rights and remedies vested in Lender in any of the Loan Documents or in law or equity, all of which rights and remedies are specifically reserved by Lender. The remedies herein provided or otherwise available to Lender shall be cumulative and may be exercised concurrently. The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall use of any of the remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies. It is intended that this clause be broadly construed so that all remedies herein provided or otherwise available to Lender shall continue and be each and all available to Lender until the Indebtedness shall have been paid in full.

3.06  Cross-Default.  An Event of Default by Borrower under this Assignment
      -------------
shall constitute an Event of Default under all other Loan Documents.

3.07 The provisions of this Assignment shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Loan Documents, and any and all references herein to the Loan Documents shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

  IN WITNESS WHEREOF, Borrower and Lender have executed this Assignment under seal, as of the date first above written.

                                   BORROWER:
                         JAMESON ALABAMA, INC.  [SEAL]
                            An Alabama Corporation

               By:  ___________________________________________
                          CRAIG R. KITCHIN, President

              Attest:  __________________________________________
                          STEVEN A. CURLEE, Secretary

STATE OF GEORGIA
COUNTY OF DeKALB

  I, ______________, a Notary Public in and for said County, in said State, hereby certify that __________________ and __________________ whose names are signed to the foregoing conveyance, respectively, as ______________ and _________________, and who are known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, they, as such officers and, with full authority, executed the same voluntarily for and as the act of said ______________ on the day the same bears date. Given under my hand this _____ day of ___________, 2001.

                    ______________________________________
                                 Notary Public

                                    LENDER:
                    EMPIRE FINANCIAL SERVICES, INC.  [SEAL]
                             A Georgia Corporation

              By:  _____________________________________________
                                   President
              Attest:  _________________________________________
                                   Secretary

STATE OF GEORGIA
COUNTY OF BALDWIN

  I, Charles E. Moore, a Notary Public in and for said County, in said State, hereby certify that ________________________________ and
__________________________________ whose names are signed to the foregoing conveyance, respectively, as ___________________ and _____________________, and
who are known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, they, as such officers and, with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date. Given under my hand this _____ day of ______________, 2001.

                    ______________________________________
                                 Notary Public

                              SECURITY AGREEMENT


  JAMESON ALABAMA, INC., hereinafter called "Borrower", (whether singular or plural), for value received, hereby grants to EMPIRE FINANCIAL SERVICES, INC., hereinafter called "Secured Party", a security interest in all that Property more fully described on Exhibit B which is attached hereto and by reference made a part hereof and also any and all replacements of any such property (all of which is hereinafter called "Collateral"), to secure the payment of that certain indebtedness evidenced by a promissory note executed by Borrower in the amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS, of even date herewith, and any and all extensions or renewals thereof, and any and all other liabilities or obligations of the Borrower to the Secured Party, direct or indirect, absolute or contingent, now existing or hereafter arising, now due or hereafter to become due (all hereinafter called the "Obligations").

  Borrower hereby warrants and agrees that:

  1. The Collateral is used primarily for business use at a motel located in Tuscaloosa County, Alabama on property more fully described on Exhibit A hereto.
                                                               ---------

  2. Except for the security interest granted hereby, Borrower is the owner of the Collateral free from any superior lien, security interest, or encumbrance, and Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

  3. No superior Financing Statement covering any Collateral or any proceeds thereof is on file in any public office, and Borrower authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a Financing Statement signed only by the Secured party describing the collateral in the same manner as it is described herein; and from time to time at the request of Secured Party, Borrower will execute one or more Financing Statements and such other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by the Secured Party) and do such other acts and things, all as the Secured Party may request to establish and maintain a valid security interest in the Collateral (free of or superior to all other liens and claims whatsoever) to secure the payment of the Obligations.

  4. Borrower will not sell, transfer, lease, or otherwise dispose of any of the Collateral or any interest therein, or offer so to do, without the prior written consent of Secured Party. However, Borrower shall be entitled to replace, with items of like quality and quantity, any collateral that requires replacement in the ordinary course of business due to normal wear and tear or obsolescence.

  5. Borrower will at all times keep the Collateral insured against loss, damage, theft, and such other risks as Secured Party may require in such amounts and with such conditions as shall be satisfactory to Secured Party. Each such policy shall provide that proceeds payable thereunder shall be payable to Secured Party as its interest may appear (and Secured Party may apply any proceeds of such insurance which may be received by Secured Party toward payment of the Obligations, whether or not due, in such order of application as Secured Party may determine) Each such policy shall also provide for thirty (30) days' written minimum cancellation notice to Secured Party. Upon request, the policy or a true copy thereof shall be deposited with Secured Party. Secured Party may act as attorney for Borrower in obtaining, settling, and canceling such insurance and endorsing any drafts. Borrower agrees to assign to Secured Party any proceeds it may receive from policies of insurance on the Collateral which do not name Secured Party as a "loss payee", if Secured Party so directs, and to the extent that Secured Party may have an interest therein.

  6. Borrower shall at all times keep the Collateral free from any superior lien, security interest, or encumbrances and in good order and repair and will not waste or destroy the Collateral or any part thereof; and Borrower will not use or allow others to use the Collateral in violation of any statute, ordinance, or applicable Franchise Agreement; and Secured Party may examine and inspect the Collateral at any time.

  7. Borrower will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement or upon any note or notes evidencing the obligations, or any of them.

  8. At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. Borrower agrees to reimburse Secured Party on demand for any payment made, or any expense incurred, by Secured Party, pursuant to the foregoing authorization. Until default, Borrower may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon.

  9. Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions: (a) failure or omission to pay when due any Obligation (or any installment thereof or interest thereon), or default in the payment or performance of any obligation contained herein, or in any other document evidencing or securing Borrower's obligations to Secured Party;
(b) any warranty, representation, or statement made or furnished to Secured Party by or on behalf of any Borrower proves to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage, destruction, sale or encumbrances to or of any of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon; (d) any Obligor (which term, as used herein, shall mean each Borrower and each other party primarily or secondarily or contingently liable on any of the obligations) becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or any proceeding is instituted by or against any Obligor alleging that such Obligor is insolvent or unable to pay debts as they mature; (e) entry of any judgment against any Obligor; (f) violation by Borrower of any term of any existing Franchise Agreement or any amendment thereto; (g) dissolution, disassociation, merger, consolidation, or transfer of a substantial part of the property of any Obligor which is a corporation, partnership, or limited liability company; (h) appointment of a receiver for the Collateral or any part thereof or for any property in which any Borrower has an interest.

  10. Upon the occurrence of (a) any default(s) involving a monetary obligation of the Borrower, which such default(s) continue for a period of five (5) days after notice of such default(s) by Secured Party; or (b) upon any non-monetary default(s) or failure of the undersigned to comply with any other conditions or covenants contained in this Security Agreement or any instrument(s) evidencing or securing the indebtedness of Borrower which such default(s) continue for a period of fifteen (15) days after notice of such default by Secured Party, Secured Party may, at its option, declare all obligations secured hereby, or any of them (notwithstanding any provisions thereof), immediately due and payable without further demand or notice of any kind and the same thereupon shall immediately become and be due and payable without further demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the promissory note or other writing evidencing such liability), and Secured Party shall have and may exercise from time to time any and all rights and remedies of a Secured Party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and upon request or demand of Secured party, Borrower shall, at its expense, make the Collateral available to the Secured Party; and Borrower shall promptly pay all costs of Secured party of collection of any and all of the obligations, and enforcement of rights hereunder, including reasonable attorney's fees and legal expenses and expenses of any repairs to any of the Collateral and expenses of repairs to any realty or other property to which any of the Collateral may be affixed or be a part. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to any Borrower at the address of Borrower shown on this Agreement or at any other address shown on the records of Secured Party, at least (5) days before the time of the sale or disposition. The Secured Party may bid and buy at any public sale or other public disposition of the Collateral. Proceeds from disposition of the Collateral will be applied in the order following to: (a) the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing, and the like and, where not prohibited by law, to payment of the reasonable attorneys' fees and legal expenses incurred by the Secured Party; and (b) the satisfaction of the indebtedness secured by this Agreement. Upon disposition of any Collateral after the occurrence of any default hereunder, or if Secured Party feels insecure for any reason, Borrower shall be and remain liable for any deficiency; and Secured Party shall account to Borrower for any surplus, but Secured Party shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) all or any obligations of Borrower to Secured Party, whether or not they, or any of them, be then due, and in such order of application as Secured Party may from time to time elect.

  11. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any note secured hereby. If more than one party shall execute this Agreement the term "Borrower" shall mean all parties signing this Agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun when used herein, shall include the plural. If this Agreement is not dated when executed by the Borrower, the Secured Party is authorized, without notice to the Borrower, to date this Agreement. This Agreement shall become effective as of the date of this Agreement. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower shall bind the heirs, executors, administrators, successors and assigns of each Borrower.

  12. This Agreement shall be construed in accordance with the laws of Alabama. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.


  IN WITNESS WHEREOF, this Agreement has been duly executed and the Borrower's seal affixed on the _____ day of March, 2001.


                         JAMESON ALABAMA, INC.  [SEAL]
                            An Alabama Corporation

               By: _____________________________________________
                               Craig R. Kitchin
                                   President

               Attest: _________________________________________
                               Steven A. Curlee
                                   Secretary

Borrower's Address: 8 Perimeter Center, East, Suite 8050, Atlanta, Georgia 30346
   Lender's Address: Empire Financial Services, Inc., 121 Executive Parkway,
                          Milledgeville, Georgia 31061

                              ADJUSTABLE RATE NOTE


$1,500,000.00                                                 March ______, 2001

  FOR AND IN CONSIDERATION OF THE LOAN EVIDENCED BY THIS NOTE, the undersigned promises to pay to the order of EMPIRE FINANCIAL SERVICES, INC., at its main office in Milledgeville, Georgia, or at such place as the holder may designate, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) plus interest from date on that part of the outstanding principal which has not been paid.

  Beginning on the date of this Note, the undersigned will pay interest at a yearly rate of eight and seven-eighths percent (8.875%) (the "Initial Interest Rate") based on a 365-day year. Interest shall accrue on all monies disbursed from closing and all monies advanced from the Construction Loan Account from the date of each such disbursement. The Construction Period shall run from March ______, 2001 through December 31, 2001. During that period, Borrower shall pay, monthly, on or before the 15th day of each month, all interest accumulated during the previous calendar month on monies disbursed, with the first payment (due April 1, 2001) to be paid on or before April 15, 2001. All such interest shall be fully paid on or before January 15, 2002. Between the first and fifth day of each month, Noteholder will notify Borrower of the amount of interest due on the 15th day of that month.

  Beginning with the payment due on the first day of February, 2002, monthly payments will be calculated on the basis of a twenty (20) year amortization of the total principal balance outstanding at the end of the Construction Period at the Initial Interest Rate, and shall be paid on the first day of February, 2002, and on the first day of each month thereafter continuing through the payment due on April 1, 2002.

  Beginning on the first day of April, 2002, and on that day of the month every twelve (12) months thereafter (the "Loan Adjustment Date"), the interest rate applicable to the principal balance then outstanding will equal the "Prime Rate" plus three-eighths of one percent (.375%). Each annually adjusted interest rate will be in effect from each Loan Adjustment Date (April 1st) through March 30th of the following year, with monthly payments, at the adjusted rate, to be paid on the first day of each month, beginning on the first day of May and continuing through the payment due on the first day of April of the following year.

  For purposes of this Note, the term "Prime Rate" shall mean the interest rate published in the Wall Street Journal, Eastern Edition, identified therein as the
                 -------------------
"Prime Rate" and currently described as "the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks". The "Prime Rate" published on the last publication date prior to each Loan Adjustment Date shall be the index for interest rate adjustments. In the event that the Wall Street Journal
                                                            -------------------
abandons the practice of publishing the Prime Rate, the Noteholder will designate a comparable reference or index which shall thereafter be the Prime Rate for this Note. The Noteholder will round the amount of the change to the nearest one-eighth (1/8) of one (1) percentage point. Noteholder will notify Borrower of the adjustment to be made and such notification, even if given after the due date of the next monthly installment, shall apply to all monthly installments due after each Loan Adjustment Date. The monthly payments calculated at each Loan Adjustment Date shall be in the amount that would completely amortize the principal amount owed on each Loan Adjustment Date by the first day of January, 2022, if such monthly payments were to continue until that date. Monthly payments shall continue until all of said interest and principal have been paid in full except that any balance remaining unpaid on the first day of March, 2007, shall be due and payable, with all accrued interest thereon, on that date.

  Each payment shall be applied first to accrued interest and to other charges or fees accruing under this Note or the Mortgage of even date herewith and the residue to principal (except as heretofore specified for the Construction Period). Any amount may be prepaid on this Note at any time without premium or fee; however, the monthly payments shall continue to be due without interruption. Time is of the essence of this contract. Lender may collect a late charge of 5 cents for each One Dollar ($1.00) of each principal and interest payment, with a minimum charge of Five Dollars ($5.00), for each such payment fifteen (15) days or more in arrears to cover the extra expense involved in handling delinquent payment. In the event (a) of a default in the payment of principal and interest as stipulated herein (including, without limitation, non-payment upon maturity) or default in any other monetary obligation of the undersigned which such default(s) continue for a period of five (5) days after notice of such default by Noteholder, or (b) upon failure of the undersigned to comply with any other conditions or covenants contained in this Note or any instrument(s) securing it which such default(s) continue for a period of fifteen (15) days after notice of such default by Noteholder, or (c) upon the liquidation or dissolution of a Borrower, endorser or guarantor that is a corporation, partnership or limited liability company, then, and in any such event(s), the principal indebtedness evidenced hereby, all accrued interest and any other sums advanced hereunder or pursuant to any other loan documents shall, at the option of Noteholder and, without further notice to the undersigned, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. No omission on the part of Noteholder to exercise such option, when entitled to do so, shall be construed a waiver of such right. Upon the happening of any event of default the entire unpaid principal balance shall bear interest at the contract rate then in effect until the entire amounts in default have been paid by the undersigned. If this Note is collected by law or through an attorney at law, the undersigned shall pay all costs of collection, including reasonable attorney's fees. The undersigned (whether maker, endorser, surety, guarantor, or other party hereto) severally waives demand, protest and notice of demand, protest and non-payment. It is agreed that this Note may be renewed or extended from time to time, in whole or in part, without the consent of or notice to any endorser, maker, guarantor, surety, or other party hereto and without affecting or lessening the liability of any such person. The powers granted herein are coupled with an interest, and are irrevocable by death or otherwise. This Note is the joint and several obligation of all makers, sureties, guarantors, endorsers and other parties hereto, and shall be binding upon them, their heirs, personal representatives and assigns. In this Note and any instrument securing it, the singular shall include the plural, and the masculine shall include the feminine and neuter.

  If from any circumstances whatsoever, fulfillment of any provision of this Note or of any other instrument securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.



  This Note is secured by a Mortgage, Assignment of Operating Lease, Assignment of Fees and Income, and Security Agreement of even date executed by the undersigned to Empire Financial Services, Inc.

              CAUTION:  IT IS IMPORTANT THAT YOU THOROUGHLY READ
                         THE CONTRACT BEFORE YOU SIGN IT.

  Executed and given under the hand and seal of the undersigned.

                         JAMESON ALABAMA, INC.  [SEAL]
                            An Alabama Corporation


               By: _____________________________________________
                               Craig R. Kitchin
                                   President

               Attest: _________________________________________
                               Steven A. Curlee
                                   Secretary

  The undersigned guarantor and surety hereby guarantees payment and performance and, to the extent allowed by law, waives the right to require the Noteholder to proceed first against the Maker/Borrower.

                          JAMESON INNS, INC.  [SEAL]
                             A Georgia Corporation


               By: _____________________________________________
                               Craig R. Kitchin
                                   President

               Attest: _________________________________________
                               Steven A. Curlee
                                   Secretary

               UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

  FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars and other good and valuable considerations, paid or delivered to JAMESON INNS, INC. (hereafter referred to, collectively, if more than one, as "Guarantor"), the receipt and sufficiency whereof are hereby acknowledged by Guarantor, and for the purpose of seeking to induce EMPIRE FINANCIAL SERVICES, INC. (hereinafter referred to as "Lender") to extend credit to JAMESON ALABAMA, INC. (hereinafter referred to as "Borrower"), which extension of credit will be to the direct interest, benefit, and advantage of Guarantor, Guarantor, jointly and severally, if more than one, does hereby unconditionally and absolutely guarantee to Lender and its successors, successors-in-title and assigns (a) the full and prompt payment when due, whether by acceleration or otherwise, with such interest as may accrue thereon, either before or after maturity thereof, of that certain promissory note dated March ________, 2001 made by Borrower to the order of Lender in the principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND N0/100 DOLLARS ($1,500,000.00) (hereinafter referred to as the "Note) together with any renewals, modifications, consolidations and extensions thereof, (b) the full and prompt payment and performance of any and all obligations of Borrower or any other party to Lender under the terms of any and all deeds to secure debt, mortgages, deeds of trust, collateral assignments, and security agreements now or hereafter securing the indebtedness evidenced by the Note (hereinafter referred to, collectively, if more than one, as the "Security Instrument"), (c) the full and prompt payment and performance of all obligations of Borrower to Lender under the terms of any construction loan agreement relating to the loan evidenced by the Note (hereinafter referred to as the "Construction Loan Agreement"), including, without limitation, the obligation to complete the improvements described in the Construction Loan Agreement, if any, fully paid for and free and clear of all mechanics' and materialmen's liens, (d) the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other documents or instruments now or hereafter evidencing, securing, or otherwise relating to the indebtedness evidenced by the Note (the Security Instrument, the Construction Loan Agreement, and said other documents and instruments being hereinafter referred to collectively as the "Loan Documents"), and (e) the full and prompt payment and performance of any and all other obligations of Borrower to Lender currently in existence or arising while this Guaranty is in effect. Guarantor does hereby agree that if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms, Guarantor will immediately make such payments. Guarantor further agrees to pay Lender all expenses (including reasonable attorneys' fees) paid or incurred by Lender in endeavoring to collect the indebtedness, to enforce the obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty.

  Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed, substitute for any collateral so held by it, other collateral of like kind, or of any kind; agree to modify the terms of the Note or the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note, or the Loan Documents and to any person or entities now or hereafter liable thereunder or hereunder; release any Guarantor or any other guarantor or endorser of the Note, the Security Instrument, the Construction Loan Agreement, or any other of the Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Loan Documents, and any and all references herein to Loan Documents shall be deemed to include any such renewals, extensions, amendments, consolidations or modifications thereof. This Guaranty absolutely and unconditionally guarantees the performance of all obligations to Lender made on behalf of Borrower by any officer, partner, or agent of Borrower.

  Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to any Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the security described in and encumbered by the Security Instrument; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

  Guarantor hereby waives and agrees not to assert or take advantage of (a) the defense of the statute of limitations in any action hereunder or for the collection of the indebtedness or the performance of any obligations hereby guaranteed; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceedings) of Borrower or any other person or entity; (c) any defense based on the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any other person whomsoever, in connection with any obligation hereby guaranteed; (d) any defense based upon an election of remedies by Lender which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement; or both; (e) any defense based upon a failure of Lender to commence an action against Borrower; (f) any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower; (g) acceptance or notice of acceptance of this Guaranty by Lender; (h) notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed; (i) protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed; (j) any and all other notices whatsoever to which Guarantor might otherwise be entitled; (k) any defense based on lack of due diligence by Lender in collection, protection or realization upon any collateral securing the indebtedness evidenced by the Note; and (l) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled. This Guaranty shall not be affected by any litigation between Borrower and Lender nor shall it be impaired because of termination of any relationship between Guarantor and Borrower.

  This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successor, successors-in-title, endorsees or assigns. Guarantor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event of a default under the Loan Documents, or any of them, Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or secured by the Security Instrument or relating to the transactions contemplated by the Loan Agreement, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Lender upon acceleration of the maturity of the Note, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender, its successors, endorsees or assigns, to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire unpaid balance of the indebtedness guaranteed hereby, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy. Until all of the obligations of Borrower to Lender have been paid and performed in full, Guarantor shall have no right of subrogation to Lender against

Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any security for the Note.

  In the event that the Lender selects non-judicial foreclosure as a remedy for Borrower's default, the Guarantor's rights to subrogation can be destroyed and Guarantor may, as a result thereof, be entitled to a defense against a deficiency action. Guarantor, nevertheless, knowingly and voluntarily waives any such defense and acknowledges liability for any deficiency.

  Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the indebtedness, obligations and undertakings which are the subject of this Guaranty.

  The books and records of Lender showing the accounts between Lender and Borrower shall be admissible in evidence in any action or proceeding hereon as prima facie proof of the items set forth therein.

  Guarantor acknowledges that this Guaranty was negotiated, executed and delivered in the State of Georgia, and shall be governed and construed in accordance with the law of the State of Georgia, regardless of the situs of any other Loan Documents.

  Guarantor hereby (a) submits to personal jurisdiction in the State of Georgia for the enforcement of this Guaranty, and (b) waives any and all personal rights under the law of any state to object to jurisdiction within the State of Georgia for the purposes of litigation to enforce this Guaranty. In the event that such litigation is commenced, and Guarantor is not otherwise deemed a resident of the State of Georgia, Guarantor agrees that service of process may be made and personal jurisdiction over Guarantor obtained, by the serving of a copy of the summons and complaint upon Guarantor's appointed agent for service of process in the State of Georgia, who, unless otherwise designated as provided herein, shall be the person then serving as President or Chief Executive Officer of Lender.

  Nothing contained herein, however, shall prevent Lender from bringing any action or exercising any rights against any security or against Guarantor personally, or against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Georgia shall govern the rights and obligations of Guarantor and Lender hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Georgia. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Georgia.

  Each Guarantor warrants and represents to Lender that all financial statements heretofore delivered by him to Lender are true and correct in all respects as of the date hereof.

  Each Guarantor waives any and all homestead and exemption rights available by virtue of the Constitution or the laws of the United States of America or of any state as against this Guaranty, and renewal hereof, or any indebtedness represented hereby, and does transfer, convey and assign to Lender a sufficient amount of such homestead or exemption as may be allowed, including such homestead or exemption as may be set apart in bankruptcy, to pay all amounts due hereunder in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Lender a sufficient amount of property or money set apart as exempt to pay the indebtedness guaranteed hereby, or any renewal thereof, and does hereby, jointly and severally, appoint Lender the attorney-in-fact for each of them, to claim any and all homestead exemptions allowed by law.

  As security for the liabilities and obligations of Guarantor hereunder, each Guarantor hereby transfers and conveys to Lender any and all balances, credits, deposits, accounts, items and monies of each Guarantor now or hereafter in the possession or control of or otherwise with Lender, and Lender is hereby given a lien upon, security title to and a security interest in all property of Guarantor of every kind and description now or hereafter in the possession or control of Lender for any reason, including all dividends and distributions on or other rights in connection therewith. Lender may, without demand or notice of any kind, at any time, or from time to time, when any amount shall be due and payable hereunder by such Guarantor, appropriate and apply toward the payment of such amount, and in such order of application as Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of any Guarantor in the possession or control of Lender for any purpose.

  This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of Lender and bearing the seal of Lender. This Guaranty shall be irrevocable by Guarantor so long as the Loan Agreement shall remain in effect and until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents have been completely performed.

  Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt requested, to the party at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, election, demand, request or response, if given to Lender, shall be addressed as follows:

                        EMPIRE FINANCIAL SERVICES, INC.
                             121 EXECUTIVE PARKWAY
                         MILLEDGEVILLE, GEORGIA 31061

and, if given to Guarantor, shall be addressed as follows:

                              JAMESON INNS, INC.
                            8 PERIMETER CENTER EAST
                                  SUITE 8050
                            ATLANTA, GEORGIA 30346

  The provisions of this Guaranty shall be binding upon each Guarantor and each Guarantor's successors, successors-in-title, heirs, legal representatives and assigns and shall inure to the benefit of Lender, its successors, successors-in-title, heirs, legal representatives and assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of the death of Borrower or Guarantor, if individuals, or by reason of the dissolution of Borrower or Guarantor, if Borrower or Guarantor is a corporation, or partnership.

  As used herein, the terms "each Guarantor" and "any Guarantor" shall refer to the undersigned single Guarantor, or, if more than one, shall refer respectively to each or any separate member of the undersigned collective Guarantor. If more than one person or entity constitutes, collectively, Borrower, all of the foregoing provisions referring to Borrower shall be construed to refer to each such person or entity individually as well as collectively. For example, if there are two persons who are, collectively, Borrower, this Guaranty shall guarantee the full and prompt payment and performance of all obligations under the Loan Documents of Borrower, and of each of said two persons constituting Borrower.

  Each Guarantor has executed this Guaranty individually and not as a partner of Borrower or any other member of Guarantor.

  If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control every other provision of this Guaranty.

  Any provisions of this Agreement to the contrary notwithstanding, Guarantor hereby absolutely and unconditionally waives Guarantor's right to reimbursement, contribution and subrogation with regard to any payments made by Guarantor pursuant to the terms of this Unconditional Guaranty of Payment and Performance. Guarantor further agrees to reimburse Lender for any payments made to Lender that Lender is required to pay over to Borrower's Trustee in a bankruptcy case or as a result of any other judicial proceeding.

  Notwithstanding the payment and satisfaction of the Note, Guarantor's obligation to reimburse Lender for any payments that are avoided as a result of being characterized, for bankruptcy purposes, as preferential, shall continue for period of one year beyond the date of Borrower's last payment to Lender.

  Guarantor warrants and represents to Lender that all financial statements given to Lender are accurate and that Guarantor is currently solvent and will not be rendered insolvent by virtue of financial obligations, contingent or otherwise, arising under terms of this Unconditional Guaranty of Payment and Performance.

  The Guaranty is assignable by Lender, and any full or partial assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender and so assigned by Lender.

  This Unconditional Guaranty and Payment of Performance contains the entire
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agreement between the parties hereto and there are no promises, agreements,
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conditions, undertakings, warranties and representations, whether written or
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oral, express or implied, between the parties, other than as set forth herien.
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IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the
_____ day of March, 2001.


                          JAMESON INNS, INC.  [SEAL]


                         _____________________________
                               CRAIG R. KITCHIN
                                   President

                         _____________________________
                               STEVEN A. CURLEE
                                   Secretary



  Guarantor designates the following individual, or entity, a resident of the State of Georgia, as Guarantor's agent for service of process for purposes of any litigation for enforcement of this Guaranty:

                           ________________________
                           ________________________
                           ________________________




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